UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2017

3M Company

(Exact name of registrant as specified in its Charter)

Delaware	1-3285	41-0417775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure

On October 5, 2017, 3M Company (the “Company”) issued a press release (the “Early Results Press Release”) announcing the early tender results of its previously announced offers to purchase for cash up to $400,000,000 aggregate principal amount of its 6 3/8% Debentures due 2028 and 5.70% Notes due 2037 (the “Tender Offers”). The Company also announced that it has exercised its option to have an early settlement date on October 6, 2017.

Additionally, on October 5, 2017, the Company issued a press release (the “Pricing Press Release”) announcing the pricing terms of the Tender Offers.

A copy of the Early Results Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Pricing Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Early Results Press Release, dated October 5, 2017.

99.2	Pricing Press Release, dated October 5, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 6, 2017	3M Company

	By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

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